Exhibit 10.1
QUIDEL CORPORATION
SECOND AMENDMENT TO CREDIT AGREEMENT
     This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of September 27, 2010 and entered into by and among QUIDEL CORPORATION, a Delaware corporation (“Borrower”), the financial institutions listed on the signature pages hereof (“Lenders”), and BANK OF AMERICA, N.A., a national banking association, as agent for Lenders (in such capacity, “Agent”), and, for purposes of Sections 4 and 6 hereof, each of the Guarantors listed on the signature pages hereof (“Guarantors”), and is made with reference to that certain Credit Agreement dated as of October 8, 2008, as amended by that certain First Amendment to Credit Agreement and Security Agreement, dated as of February 19, 2010 (as so amended, the “Credit Agreement”), by and among Borrower, Lenders, U.S. Bank N.A., as Syndication Agent, and Bank of America, N.A., as Agent, Swing Line Lender and L/C Issuer. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.
RECITALS
          WHEREAS, Borrower and Lenders desire to (i) waive compliance with the terms of Sections 6.12(a) and 6.12(b) of the Credit Agreement with respect to a specified date, (ii) amend the definition of “Applicable Rate” as provided herein, and (iii) to make certain other amendments as set forth below;
          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1. AMENDMENTS TO THE CREDIT AGREEMENT
     A. Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:
          “Second Amendment” means the Second Amendment to Credit Agreement dated as of September 27, 2010 among Borrower, Lenders party thereto, Agent and Guarantors.
          “Second Amendment Effective Date” has the meaning specified in the Second Amendment.
     B. The definition of “Applicable Rate” in Section 1.1 of the Credit Agreement is hereby amended by inserting the following text at the end thereof:
          “Notwithstanding anything herein to the contrary, the Applicable Rate in effect from the Second Amendment Effective Date through the date a Compliance Certificate is delivered pursuant to Section 6.2(b) for the reporting period ending on March 31, 2011 shall be based upon the following percentages per annum; provided, however, that (i) if no Compliance Certificate is delivered when due in accordance with such Section for such reporting period, then, upon the request of the Required Lenders, Pricing Level 1 of the chart below shall apply commencing on the 5th Business Day following the date such Compliance Certificate was required to have been delivered to but excluding the date such Compliance Certificate is received by Agent and, thereafter, the pricing level (in the chart below or chart above, as applicable) indicated by such Compliance Certificate until such pricing level is required to be adjusted pursuant to the terms of this definition and (ii) if an Event of Default has occurred and is continuing at the time of delivery of such Compliance Certificate (whether under Section 6.12(a), 6.12(b) or otherwise), then the Applicable Rate shall be based on the percentages set forth below until such time that no Event of Default shall be continuing (it being understood and agreed by the parties that at any time that any such Event of Default has occurred and is continuing, the applicable Default Rate shall also apply).”

Applicable Rate
			Eurodollar Rate
			Margin
Pricing	Funded Debt to EBITDA	Commitment	or Standby	Base Rate
Level	Ratio	Fee	Letters of Credit	Margin
1	Greater than 2.50:1.00	0.50%	3.25%	2.25%

2	Less than or equal to 2.50:1.00 but greater than or equal to 2.00:1.00	0.45%	3.00%	2.00%

3	Less than 2.00:1.00 but greater than or equal to 1.50:1.00	0.40%	2.75%	1.75%

4	Less than 1.50:1.00 but greater than or equal to 1.00:1.00	0.35%	2.25%	1.25%

5	Less than 1.00:1.00	0.30%	2.00%	1.00%
Section 2. LIMITED WAIVER
     A. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Borrower herein contained, Lenders hereby waive Borrower’s compliance with Section 6.12(a) and Section 6.12(b) of the Credit Agreement for the measurement date occurring on (and only on) December 31, 2010 and agree that any failure by Borrower to comply with Section 6.12(a) and Section 6.12(b) for the measurement date occurring on (and only on) December 31, 2010 shall not be treated as a Default or Event of Default for purposes of the Credit Agreement and Loan Documents (it being understood and agreed by the parties that Borrower shall still be required to deliver the Compliance Certificates required by Section 6.2(b) of the Credit Agreement to be delivered with the financial statements being delivered for the fiscal year and fiscal quarter ended December 31, 2010 in accordance with Sections 6.1(a) and 6.1(b) of the Credit Agreement).
     B. Without limiting the generality of the provisions of Section 10.1 of the Credit Agreement, the waiver and agreement set forth above shall be limited precisely as written and relates solely to compliance with Section 6.12(a) and Section 6.12(b) of the Credit Agreement in the manner and to the extent described above, and nothing in the waiver set forth above shall be deemed to: (A) constitute a waiver of compliance by any Loan Party with respect to (1) Section 6.12(a) or Section 6.12(b) of the Credit Agreement in any other instance or (2) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or (B) prejudice any other right or remedy that Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.
Section 3. CONDITIONS TO EFFECTIVENESS
          Sections 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):
     A. On or before the Second Amendment Effective Date, Borrower shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Second Amendment Effective Date:
     (i) A certificate, dated as of the Second Amendment Effective Date, of its corporate secretary or an assistant secretary of Borrower, certifying that there have been no changes in its Certificate of Incorporation and its Bylaws from the form of Certificate of Incorporation and Bylaws previously delivered to Lenders (or attaching copies of any such amendments or other modifications);
     (ii) Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment and the transactions contemplated hereby, certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;
     (iii) Signature and incumbency certificates of its officers executing this Amendment;
     (iv) Executed copies of this Amendment executed by Borrower and each Guarantor;

     (v) A Certificate of a Responsible Officer of Borrower to the effect that each of the conditions set forth in Section 3 of this Amendment have been satisfied;
     B. On or before the Second Amendment Effective Date, Borrower shall pay to counsel to Agent all outstanding Attorney Costs owing to counsel to Agent (including Attorney Costs incurred in connection with this Amendment) to the extent invoiced prior to the date hereof; provided, however, Borrower’s obligation under this Section 3(B) shall not exceed $7,500.
     C. Borrower shall pay to each Lender executing this Amendment on or before the Second Amendment Effective Date, by 5:00 PM, California time, on the Second Amendment Effective Date, the amendment fee set forth in that certain letter agreement, dated as of the date hereof, by and among Borrower and the lenders party thereto.
Section 4. REPRESENTATIONS AND WARRANTIES
         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party represents and warrants to each Lender that the following statements are true, correct and complete:
     A. Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Loan Documents.
     B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each Loan Party.
     C. No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by such Loan Party of the Amended Agreement and the other Loan Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to such Loan Party or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of such Loan Party or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on such Loan Party or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of such Loan Party or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of such Loan Party or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of such Loan Party or any of its Subsidiaries, except for such approvals or consents which have been obtained on or before the Second Amendment Effective Date and disclosed in writing to Lenders.
     D. Governmental Consents. The execution and delivery by Borrower and Guarantors of this Amendment and the performance by Borrower and Guarantors of the Amended Agreement and the other Loan Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.
     E. Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Amended Agreement are the legally valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
     F. Incorporation of Representations and Warranties From Loan Documents. The representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date (both before and after giving effect to this Amendment) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
     G. Absence of Default. Both before and after giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.
Section 5. MISCELLANEOUS
     A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
     (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.
     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
     (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.
     B. Fees and Expenses. Borrower acknowledges that all costs, fees and expenses as described in Section 10.4(a) of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

     C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
     D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (INCLUDING WITHOUT LIMITATION SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
     E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1 and 2 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by Borrower, each Guarantor and Required Lenders and receipt by Borrower and Agent of written or telephonic notification of such execution and authorization of delivery thereof.
Section 6. ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS
          Each Guarantor hereby acknowledges that it has read this Amendment and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of each Guarantor under each Loan Document to which it is a party or otherwise bound (i) shall continue in full force and effect, (ii) shall be valid and enforceable, (iii) shall not be impaired or affected by the execution or effectiveness of this Amendment, and (iv) are hereby confirmed and ratified in all respects. Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment, and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
[signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER: QUIDEL CORPORATION
By:	/s/ John M. Radak
	Name:	JOHN M. RADAK
	Title:	CHIEF FINANCIAL OFFICER

GUARANTORS: PACIFIC BIOTECH, INC.
By:	/s/ John M. Radak
	Name:	JOHN M. RADAK
	Title:	SECRETARY AND TREASURER

METRA BIOSYSTEMS, INC.
By:	/s/ John M. Radak
	Name:	JOHN M. RADAK
	Title:	SECRETARY AND TREASURER

OSTEO SCIENCES CORPORATION
By:	/s/ John M. Radak
	Name:	JOHN M. RADAK
	Title:	SECRETARY AND TREASURER

LITMUS CONCEPTS, INC.
By:	/s/ John M. Radak
	Name:	JOHN M. RADAK
	Title:	SECRETARY AND TREASURER

[Signature Page to Second Amendment]

BANK OF AMERICA, N.A., as Agent
By:	/s/ Tiffany Shin
	Name:	Tiffany Shin
	Title:	Assistant Vice President

[Signature Page to Second Amendment]

BANK OF AMERICA, N.A., as Lender
By:	/s/ John C. Plecque
	Name:	John C. Plecque
	Title:	Senior Vice President

[Signature Page to Second Amendment]

U.S. BANK N.A., as Lender
By:	/s/ Maureen Sullivan
	Name:	Maureen Sullivan
	Title:	Vice President

[Signature Page to Second Amendment]

UNION BANK, N.A., as Lender
By:	/s/ Glenn Fortin
	Name:	Glenn Fortin
	Title:	Vice President

[Signature Page to Second Amendment]